Summary Prospectus

Alpine Municipal Money Market Fund
Trading Symbol Institutional Class: AMUXX
February 28, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2012, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 30, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of Alpine Municipal Money Market Fund (the “Municipal Money Market Fund”) is to seek high federally tax-exempt current income consistent with preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Money Market Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.53%

Example

This example is intended to help you compare the cost of investing in the Municipal Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Municipal Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Municipal Money Market Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$156	$283	$653

Principal Investment Strategies

The Municipal Money Market Fund is managed to seek attractive yields and seeks to maintain a stable share price of $1.00. The Municipal Money Market Fund invests in a variety of high-quality, short-term municipal securities. Under normal circumstances, the Municipal Money Market Fund will invest at least 80% of its net assets in municipal obligations the income from which is exempt from federal income tax other than the federal alternative minimum tax (“AMT”). These obligations include high quality, short-term debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

As a money market fund, the Municipal Money Market Fund complies with Securities and Exchange Commission (the “SEC”) rules relating to the quality, maturity, liquidity and diversification of its portfolio investments that are designed to promote price stability.

The Municipal Money Market Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If this is the case, the Municipal Money Market Fund’s net return to those investors may be lower than to investors not subject to AMT. The Municipal Money Market Fund may also invest its assets in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended.

Investment Risks

An investment in the Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Municipal Money Market Fund.

• Credit Risk — The credit quality and liquidity of the Municipal Money Market Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Municipal Money Market Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to a Fund and affect its share price.

• Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

• Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of the securities held by the Municipal Money Market Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from federal tax consistent changes in interest rates.

• Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

• Liquidity Risk — Some securities held by the Municipal Money Market Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Municipal Money Market Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Municipal Money Market Fund may be forced to sell at a loss.

• Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Municipal Money Market Fund to under perform when compared to other funds with preservation of capital similar investment goals.

• Market Risk — The price of a security held by the Municipal Money Market Fund may fall due to changing market, economic or political conditions.

• Municipal Securities Concentration Risk — From time to time the Municipal Money Market Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Municipal Money Market Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Municipal Money Market Fund’s investment performance.

• Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Municipal Money Market Fund and its shareholders could be subject to substantial tax liabilities.

• Redemption Risk — The Municipal Money Market Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Municipal Money Market Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Municipal Money Market Fund’s ability to maintain a $1.00 share price. In addition, the Municipal Money Market Fund may suspend redemptions when permitted by applicable regulations.

• Regulatory Risk — The SEC recently amended the rules governing money market funds. In addition, the SEC continues to review the regulation of such funds. Any further changes by the SEC or additional legislative developments may affect the Alpine Municipal Money Market Fund’s operations, investment strategies, performance and yield.

• Variable Rate Demand Obligations Risk — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Performance

The bar chart and table below show how the Municipal Money Market Fund has performed and provides some indication of the risks of investing in the Municipal Money Market Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Municipal Money Market Fund for full calendar years. The table below it compares the performance of the Municipal Money Market Fund over time to the Municipal Money Market Fund’s benchmark. The Adviser may waive a portion of its fees from time to time. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Municipal Money Market Fund’s yield and total return would have been lower. Waivers are voluntary and may be discontinued at any time. The chart and table assume reinvestment of dividends and distributions. Past performance (before and after taxes) does not indicate how the Municipal Money Market Fund will perform in the future. Updated performance is available on the Municipal Money Market Fund’s website at www.alpinefunds.com.

Calendar Year Total Returns as of 12/31 Each Year
Institutional Class

Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
0.93%	9/30/2007	0.02%	12/31/11

The 7-day yield for the period ended December 31, 2011 for the Municipal Money Market Fund was 0.09%.

Average Annual Total Returns
(For the periods ending December 31, 2011)
Alpine Municipal Money Market Fund	1 Year	5 Years	Since Inception (12/05/02)
Return Before Taxes	0.15%	1.48%	1.73%
Lipper Tax-Exempt Money Market Funds Average (reflects no deduction for fees, expenses or taxes)	0.02%	0.99%	1.21%(1)

(1) The Lipper Tax Exempt Money Market Funds Average reflects a return from December 31, 2002 through December 31, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Municipal Money Market Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC serves as the Municipal Money Market Fund’s investment adviser.

Portfolio Manager

Mr. Steven C. Shachat, Managing Director of the Adviser since 2002, is the portfolio manager primarily responsible for the investment decisions of the Municipal Money Market Fund and has managed the Municipal Money Market Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Municipal Money Market Fund is $250,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund intends to distribute income that is exempt from regular federal income tax. Portions of the Fund's distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Municipal Money Market Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Municipal Money Market Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.